UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 1, 2020
                        (Date of earliest event reported)

                           UNITED CANNABIS CORPORATION
                  -------------------------------------------
               (Exact name of registrant as specified in charter)

                                    Colorado
                ------------------------------------------------
                  (State or other Jurisdiction of Incorporation
                                or Organization)

                              301 Commercial Rd., Unit D
      000-54582                    Golden, CO 80401               46-5221947
-----------------------   -----------------------------------  -----------------
   (Commission File        (Address of Principal Executive       (IRS Employer
       Number)                         Offices                  Identification
                                    and Zip Code)                   Number)


                                 (303) 386-7321
                  -------------------------------------------
                   (Registrant's telephone number, including
                                   area code)


                                       N/A
              ----------------------------------------------------
                (Former Name or Former Address, if Changed Since
                                  Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities reistered pursuant to Section 12(b) of the Exchange Act:

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       Title of each         Trading           Name of each exchange on which
           class            Symbol(s)                    registered
--------------------------------------------------------------------------------
           None                  N/A                         N/A
--------------------------------------------------------------------------------

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company ?

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ?

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS


     On July 1, 2020 Chadwick Ruby resigned as an officer and director of the Company. Mr. Ruby's resignation was due to disagreements regarding the Company's operations. An email from Mr. Ruby explaining these disagreements is attached as
Exhibit 17 to this report.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No. Description

   17       Email from Mr. Ruby

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      UNITED CANNABIS CORPORATION

Dated:  July 20, 2020                By: /s/ John Walsh
                                         -------------------------------
                                            John Walsh, Principal
                                            Financial Officer